                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1236

                            SCUDDER TOTAL RETURN FUND
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 312-537-7000
                                                            ------------

                   John Millette, Vice President and Secretary
                            Scudder Total Return Fund
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Total Return Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Total Return Fund	Nasdaq Symbol	CUSIP Number
Class A	KTRAX	81123H-104
Class B	KTRBX	81123H-203
Class C	KTRCX	81123H-302

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Total Return Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	3.51%	-7.81%	-6.91%	-0.72%	6.44%
Class B	3.05%	-8.58%	-7.78%	-1.65%	5.44%(a)
Class C	3.10%	-8.51%	-7.72%	-1.60%	5.51%(a)
S&P 500 Index+	4.48%	-13.31%	-12.97%	-2.43%	9.66%
Russell 1000 Growth Index++	4.28%	-14.35%	-22.60%	-5.63%	7.88%
Lehman Brothers Aggregate Bond Index+++	4.31%	10.47%	10.21%	7.58%	7.24%
Lehman Brothers Government/Corporate Bond Index++++	5.52%	12.43%	10.65%	7.77%	7.33%

Scudder Total Return Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class I**	3.70%	-7.47%	-6.64%	-0.32%	6.62%
S&P 500 Index+	4.48%	-13.31%	-12.97%	-2.43%	8.61%
Russell 1000 Growth Index++	4.28%	-14.35%	-22.60%	-5.63%	6.19%
Lehman Brothers Aggregate Bond Index+++	4.31%	10.47%	10.21%	7.58%	7.61%
Lehman Brothers Government/Corporate Bond Index++++	5.52%	12.43%	10.65%	7.77%	7.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 4/30/03	$ 7.81	$ 7.81	$ 7.79	$ 7.82
10/31/02	$ 7.62	$ 7.62	$ 7.60	$ 7.63
Distribution Information: Six Months: Income Dividends	$ .08	$ .04	$ .04	$ .09

Class A Lipper Rankings - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	341	of	508	67
3-Year	323	of	409	79
5-Year	227	of	336	68
10-Year	69	of	98	70

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Total Return Fund - Class A [] S&P 500 Index+ [] Russell 1000 Growth Index++ [] Lehman Brothers Aggregate Bond Index+++ [] Lehman Brothers Government/Corporate Bond Index++++

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder Total Return Fund		1-Year	3-Year	5-Year	10-Year	Life of Class*
Class A(c)	Growth of $10,000	$8,689	$7,604	$9,092	$17,590	-
	Average annual total return	-13.11%	-8.73%	-1.89%	5.81%	-
Class B(c)	Growth of $10,000	$8,871	$7,704	$9,129	$16,982(a)	-
	Average annual total return	-11.29%	-8.33%	-1.81%	5.44%(a)	-
Class C(c)	Growth of $10,000	$9,057	$7,780	$9,131	$16,934(a)	-
	Average annual total return	-9.43%	-8.03%	-1.80%	5.41%(a)	-
Class I**	Growth of $10,000	$9,253	$8,137	$9,843	-	$16,515
	Average annual total return	-7.47%	-6.64%	-0.32%	-	6.62%
S&P 500 Index+	Growth of $10,000	$8,669	$6,592	$8,844	$25,149	$19,103
	Average annual total return	-13.31%	-12.97%	-2.43%	9.66%	8.61%
Russell 1000 Growth Index++	Growth of $10,000	$8,565	$4,636	$7,483	$21,357	$16,007
	Average annual total return	-14.35%	-22.60%	-5.63%	7.88%	6.19%
Lehman Brothers Aggregate Bond Index+++	Growth of $10,000	$11,047	$13,388	$14,407	$20,119	$17,767
	Average annual total return	10.47%	10.21%	7.58%	7.24%	7.61%
Lehman Brothers Government/ Corporate Bond Index++++	Growth of $10,000	$11,243	$13,547	$14,535	$20,290	$17,865
	Average annual total return	12.43%	10.65%	7.77%	7.33%	7.69%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B, C and I

* Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
** Class I shares are not subject to sales charges.
a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Total Return Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.
+++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. Beginning with the next semiannual report, the Lehman Brothers Aggregate Bond Index will replace the Lehman Brothers Government/Corporate Bond Index as one of the Fund's primary benchmark, as the Lehman Brothers Aggregate Bond Index is believed to be more reflective of the investment strategy pursued by the Fund's Advisor.
++++The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

In December 2002, a new investment team - Julie M. Van Cleave, Thomas J. Schmid and Jack A. Zehner - assumed management of the equity portion of Scudder Total Return Fund. Most recently, the group managed Mason Street Growth Stock Fund for Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life Insurance Company.

In the following interview, Ms. Van Cleave discusses the market environment and the factors behind the fund's performance.

Q: Will you comment on the market environment?

A: For the six months ended April 30, 2003, the overall stock market, as measured by the Standard & Poor's 500 (S&P 500) index and all other major stock market indices, posted positive returns. Throughout the period, however, there was a high level of daily volatility as concerns surrounding the war in Iraq and the state of the US economy escalated and subsequently eased.

The bond market switched gears during the period, and corporate bonds - both high-quality and high-yield securities - outperformed US Treasuries after significantly underperforming during the middle part of last year. A confluence of events contributed to the about-face in the credit market, including technical factors and investor optimism that the economy and the business environment were poised for recovery.

Both the stock and corporate bond markets benefited from a successful outcome of the war with Iraq, a continued stable and low interest rate environment, and improving corporate earnings reports. With a great deal of uncertainty removed, investors of all types seem to have become more optimistic about the potential for stocks and corporate bonds.

Q: How did the fund perform?

A: The fund, like the broad market, gained ground. The fund's Class A shares (unadjusted for sales charges) posted a total return of 3.51% for the six months ended April 30, 2003. This return compares with a 4.48% return for the S&P 500 index, the fund's equity benchmark, a 4.31% return for the Lehman Brothers Aggregate Bond Index, the fund's bond benchmark, and a 4.25% return for the average balanced fund as tracked by the Lipper Balanced Funds Category.1 The S&P 500 index is an unmanaged group of large-company stocks (value and growth) that are representative of the US stock market. The Lehman Brothers Aggregate Bond Index is a group of US government and corporate bonds representative of the broad bond market.

1 The Lipper Balanced Funds Category is a group of mutual funds that invest in both equity and fixed income investments. It is not possible to invest directly in an index or category.

Q: Which equity sectors or stocks added to fund performance?

A: There were two primary drivers of fund performance:

1. Information technology. After three years of underperformance, technology stocks began to recapture investors' enthusiasm. Some of the largest gains came from EMC Corp., a maker of networked data storage solutions; Linear Technology Corp., a broadly diversified semiconductor company; and IBM Corp., a global solutions provider in technology. While the fund has a greater exposure to technology than does the S&P 500 benchmark, we keep investments diversified among industries and focus on solid tech companies with long-term track records. For the most part, the fund does not invest in the more speculative areas of the sector.

2. Consumer staples. The fund benefited from both good stock selection within consumer staples and its slight underweight (a smaller position than its S&P 500 benchmark) in this sector. One of the strongest performers in this area was Wal-Mart, the world's largest retailer, which continued to expand its business and outperform its competitors.

Q: What equity sectors or stocks hurt performance during the six-month period?

A: Two primary areas detracted from performance:

1. Health care. While many of the fund's health care stocks posted gains, that contribution was overshadowed by one poorly performing stock - Tenet Healthcare Corp. The stock price of this health care provider plummeted in October as the company was faced with allegations of unnecessary surgical procedures and fraudulent billings as well as senior executive departures. We eliminated Tenet from the portfolio when we assumed management in December, but its dramatic decline was still the primary detractor from the equity portfolio's performance over the last six months.

2. Consumer discretionary. The fund's position in Harley-Davidson declined during the period after the company's management announced a slowdown in production. Investors, concerned that this announcement signaled weaker demand, bid the price of the stock down. After meeting with Harley-Davidson management, we feel confident that this is a short-term issue. In fact, during the last few weeks of April, the stock gained back some of the ground it lost earlier. We believe that this strength will continue as the company celebrates its 100th anniversary this summer and finalizes plans to launch a new product line, which we believe will lead to increased sales.

Q: How would you describe your equity investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. For the fund's stock holdings, this analysis helps us in our effort to determine industries that we believe are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with our research analysts to identify companies within those industries that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q: What structural changes have you made to the fund's equity holdings?

A: Since assuming management, we have increased the number of equity holdings. Previously, there were approximately 60 holdings. Ultimately, we'd like to get the portfolio to between 70 and 90 stocks. Also, while there were many stocks in the equity portfolio that we liked, we did work to lessen stock-specific risk by reducing the size of some of the fund's top equity holdings.

Specific changes to the portfolio included the elimination of Tenet Healthcare, Tyco, Merrill Lynch and Franklin Resources and the creation of new positions in Bank of America, Morgan Stanley and Verizon Communications.

Q: How is the fund allocated between stocks and bonds?

A: We have continued to keep the asset allocation of the fund at about 60% stocks and 40% bonds. This is a neutral posture, and we've maintained this allocation over time. We believe this approach will be especially helpful as the economy begins to recover. In a strengthening economy, stocks have the potential to generate strong gains.

Q: Has management of the bond portfolio changed as well?

A: No, the same team of fixed-income specialists continues to manage the bond portfolio. This team focuses upon smaller sub-sectors of the bond market and uses a bottom-up issue selection process, instead of selecting bonds based on macroeconomic events or trying to predict the direction of interest rates. The team selects bonds by evaluating the individual creditworthiness and return potential of each security. The income managers compare opportunities across fixed-income asset classes and among corporate bond sectors in an effort to achieve an attractive risk-vs.-return profile. The primary function of the bond portfolio is to seek to provide stable returns so as to offset some of the volatility in the larger equity portion of the fund.

Q: Will you discuss the performance and the structure of the bond portfolio?

A: We were pleased with the performance of the fund's bond portfolio. The fixed-income team made a number of changes throughout the period that proved to be beneficial. The team reduced the portfolio's position in US Treasuries to 6.2% on April 30, from 8.3% on October 31. This was helpful, as nearly every other area of the bond market outperformed Treasuries during the period. Structural changes within the portfolio's corporate bonds also helped performance. While the income managers did not add overall exposure to the corporate sector, they added some lower-quality investment-grade issues (BBB-rated) and high yield bonds (below BBB-rated). These lower-quality bonds were the strongest performers in the bond market for the six-month period. The managers also increased the portfolio's exposure to mortgage-backed securities, which helped as well.

It is important to note that even with the changes mentioned, the overall bond allocation is still considered to be of high credit quality. We generally aim to keep the portfolio's average credit quality at single A-rated. While the bond portfolio certainly contributed positively to returns this period and throughout the bear market, its primary purpose is to seek to reduce the fund's overall volatility and seek to provide some downside risk management in times when stocks are struggling.

Q: What is your outlook for the markets and the fund in general?

A: We are cautiously optimistic that we may see some continued improvement in the economy and markets. The attention that companies have given to their bottom lines in recent years should put them in a good position to ramp up employment and spending when the economy improves. We expect that we'll see a muted but broad economic recovery over the next couple years. The markets should benefit from this type of growth scenario but are unlikely to post the large double-digit stock gains to which investors became accustomed in the late 1990s.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Asset Allocation	4/30/03	10/31/02

Common Stocks	57%	60%
Corporate Bonds	10%	12%
Collateralized Mortgage Obligations	8%	6%
US Government & Agencies	6%	8%
Asset Backed	6%	4%
US Government Agency Pass-Thrus	5%	6%
Cash Equivalents	5%	3%
Foreign Bonds - US$ Denominated	2%	1%
Municipal Investments	1%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

Health Care	22%	22%
Information Technology	21%	22%
Consumer Discretionary	15%	18%
Consumer Staples	12%	9%
Financials	11%	14%
Industrials	8%	7%
Energy	8%	6%
Telecommunication Services	2%	2%
Materials	1%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2003 (19.1% of Portfolio)
1. Microsoft Corp. Developer of computer software	2.6%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.4%
3. Johnson & Johnson Provider of health care products	2.2%
4. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.1%
5. General Electric Co. Industrial conglomerate	2.1%
6. Wal-Mart Stores, Inc. Operator of discount stores	1.9%
7. Colgate-Palmolive Co. Manufacturer of household and personal care products	1.6%
8. Intel Corp. Designer, manufacturer and seller of computer components and related products	1.6%
9. Abbott Laboratories Developer of health care products	1.3%
10. Eli Lilly & Co. Producer of pharmaceuticals	1.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 57.3%
Consumer Discretionary 8.5%
Automobiles 0.8%
Harley-Davidson, Inc.	397,000	17,642,680
Hotel Restaurants & Leisure 0.7%
International Game Technology*	174,700	15,076,610
Household Durables 0.6%
Newell Rubbermaid, Inc.	388,800	11,850,624
Media 2.9%
Comcast Corp. "A"*	537,600	16,165,632
McGraw-Hill, Inc.	209,600	12,238,544
Omnicom Group, Inc.	245,700	15,208,830
Viacom, Inc. "B"*	354,104	15,371,655
		58,984,661
Multiline Retail 2.0%
Dollar General Corp.	1	15
Kohl's Corp.*	261,100	14,830,480
Target Corp.	771,000	25,782,240
		40,612,735
Specialty Retail 1.5%
Home Depot, Inc.	552,150	15,531,980
Staples, Inc.*	305,400	5,814,816
TJX Companies, Inc.	476,900	9,180,325
		30,527,121
Consumer Staples 7.1%
Beverages 1.8%
PepsiCo, Inc.	596,900	25,833,832
The Coca-Cola Co.	275,600	11,134,240
		36,968,072
Food & Staples Retailing 2.5%
Walgreen Co.	424,600	13,103,156
Wal-Mart Stores, Inc.	690,400	38,883,328
		51,986,484
Household Products 2.8%
Colgate-Palmolive Co.	586,400	33,524,488
Procter & Gamble Co.	265,500	23,855,175
		57,379,663
Energy 4.3%
Energy Equipment & Services 2.2%
Baker Hughes, Inc.	189,100	5,294,800
Nabors Industries Ltd.	532,700	20,881,840
Noble Corp.	172,700	5,345,065
Schlumberger Ltd.	309,100	12,960,563
		44,482,268
Oil & Gas 2.1%
Anadarko Petroleum Corp.	426,900	18,954,360
Burlington Resources, Inc.	268,800	12,448,128
ConocoPhillips	249,100	12,529,730
		43,932,218
Financials 6.4%
Banks 0.8%
Bank of America Corp.	224,100	16,594,605
Bank United Corp.*	3,300	495
		16,595,100
Diversified Financials 4.1%
American Express Co.	546,500	20,690,490
Citigroup, Inc.	594,729	23,343,113
Fannie Mae	271,500	19,653,885
Morgan Stanley	298,600	13,362,350
State Street Corp.	216,600	7,587,498
		84,637,336
Insurance 1.5%
American International Group, Inc.	286,900	16,625,855
Marsh & McLennan Companies, Inc.	296,100	14,118,048
		30,743,903
Health Care 12.5%
Biotechnology 1.4%
Genentech, Inc.*	420,900	15,989,991
Gilead Sciences, Inc.*	289,700	13,366,758
		29,356,749
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	480,100	11,042,300
Medtronic, Inc.	524,800	25,053,952
Zimmer Holdings, Inc.*	304,600	14,285,740
		50,381,992
Health Care Providers & Services 0.7%
Laboratory Corp. of America Holdings*	94,700	2,789,862
UnitedHealth Group, Inc.	135,600	12,492,828
		15,282,690
Pharmaceuticals 7.9%
Abbott Laboratories	681,100	27,673,093
Eli Lilly & Co.	411,800	26,281,076
Johnson & Johnson	790,862	44,572,982
Merck & Co., Inc.	263,500	15,330,430
Pfizer, Inc.	1,589,575	48,879,431
		162,737,012
Industrials 4.8%
Aerospace & Defense 1.1%
United Technologies Corp.	371,300	22,950,053
Air Freight & Logistics 0.6%
FedEx Corp.	193,100	11,562,828
Commercial Services & Supplies 0.6%
Fiserv, Inc.*	381,500	11,223,730
Industrial Conglomerates 2.5%
3M Co.	76,200	9,604,247
General Electric Co.	1,435,000	42,260,750
		51,864,997
Information Technology 12.2%
Communications Equipment 1.2%
Cisco Systems, Inc.*	1,619,500	24,292,500
Computers & Peripherals 2.7%
EMC Corp.*	1,219,400	11,084,346
International Business Machines Corp.	513,100	43,562,190
		54,646,536
Semiconductor Equipment & Products 4.3%
Applied Materials, Inc.*	1,388,500	20,299,870
Intel Corp.	1,748,800	32,125,456
Linear Technology Corp.	508,100	17,498,964
Texas Instruments, Inc.	978,600	18,094,314
		88,018,604
Software 4.0%
Electronic Arts, Inc.*	162,800	9,627,992
Microsoft Corp.	2,094,400	53,532,864
MircoStrategy, Inc.	24	657
Oracle Corp.*	1,154,700	13,717,836
VERITAS Software Corp.*	289,800	6,395,886
		83,275,235
Materials 0.5%
Chemicals
Ecolab, Inc.	194,100	9,916,569
Telecommunication Services 1.0%
Diversified Telecommunication Services 0.7%
Verizon Communications, Inc.	387,200	14,473,536
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.	995,500	6,430,930
Total Common Stocks (Cost $1,140,288,056)		1,177,833,436

Warrants 0.0%
Software
MicroStrategy Inc.* (Cost $0)	106	7

Convertible Preferred Stocks 0.0%
Information Technology 0.0%
Office Electronics
Cimlinc, Inc. "D"* (d)	37,716	0
Materials 0.0%
Chemicals
Hercules Trust II*	90	58,841
Total Convertible Preferred Stocks (Cost $385,075)		58,841
Convertible Bonds 0.0%
Consumer Discretionary 0.0%
Tobacco
DIMON, Inc., 6.25%, 3/31/2007	120,000	110,400
Information Technology 0.0%
Software
MicroStrategy, Inc., Series A, 7.5%, 6/24/2007	45	35
Total Convertible Bonds (Cost $105,964)		110,435

	Principal Amount ($)	Value ($)

Corporate Bonds 10.4%
Consumer Discretionary 1.4%
American Achieve Corp., 11.625%, 1/1/2007	130,000	140,400
Ameristar Casino, Inc., 10.75%, 2/15/2009	75,000	84,000
AOL Time Warner, Inc.:
6.125%, 4/15/2006	2,035,000	2,166,276
6.75%, 4/15/2011	2,550,000	2,768,532
Avondale Mills, Inc., 10.25%, 5/1/2006	155,000	156,744
Boca Resorts, Inc., 9.875%, 4/15/2009	350,000	369,250
Boyd Gaming Corp., 7.75%, 12/15/2012	85,000	88,188
Buffets, Inc., 11.25%, 7/15/2010	85,000	83,300
Cendant Corp., 7.125%, 3/15/2015	75,000	82,697
Central Garden & Pet Co., 9.125%, 2/1/2013	75,000	80,250
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	275,000	294,250
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	95,000	101,650
Circus & Eldorado, 10.125%, 3/1/2012	135,000	129,938
Clear Channel Communication, Inc., 8.0%, 11/1/2008	200,000	229,000
Comcast Cable Communications:
6.375%, 1/30/2006	3,075,000	3,333,094
6.75%, 1/30/2011	1,680,000	1,854,300
6.875%, 6/15/2009	2,360,000	2,641,321
Comcast Corp., 5.5%, 3/15/2011	845,000	871,686
CSC Holdings, Inc., 7.875%, 12/15/2007	205,000	215,763
DIMON, Inc.:
8.875%, 6/1/2006	250,000	255,000
Series B, 9.625%, 10/15/2011	470,000	512,300
EchoStar Communications Corp., 9.375%, 2/1/2009	275,000	296,656
Eldorado Resorts LLC, 10.5%, 8/15/2006	160,000	161,800
Farmers Exchange Capital, 7.2%, 7/15/2048	70,000	51,254
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	175,000	178,500
Gap, Inc., 5.625%, 5/1/2003	405,000	405,000
Guitar Center Management, 11.0%, 7/1/2006	340,000	347,650
Herbst Gaming, Inc., 10.75%, 9/1/2008	165,000	290,838
Hilton Hotels Corp., 7.625%, 12/1/2012	345,000	367,425
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	170,000	176,800
International Game Technology, 8.375%, 5/15/2009	350,000	417,581
Intrawest Corp., 10.5%, 2/1/2010	115,000	124,775
Jacobs Entertainment Co., 11.875%, 2/1/2009	80,000	83,600
Kellwood Co., 7.625%, 10/15/2017	55,000	52,250
Levi Strauss & Co., 12.25%, 12/15/2012	65,000	53,950
MGM Mirage, Inc., 9.75%, 6/1/2007	370,000	414,400
MTR Gaming Group, 9.75%, 4/1/2010	50,000	52,000
Park Place Entertainment Corp.:
7.0%, 4/15/2013	50,000	51,250
8.875%, 9/15/2008	1,645,000	1,776,600
9.375%, 2/15/2007	395,000	429,563
PRIMEDIA, Inc., 7.625%, 4/1/2008	110,000	111,650
Remington Arms Co., 10.5%, 2/1/2011	70,000	75,600
Rent-A-Center, Inc., 11.0%, 8/15/2008	60,000	64,350
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	55,000	58,988
Schuler Homes, Inc.:
9.375%, 7/15/2009	465,000	508,013
10.5%, 7/15/2011	115,000	128,225
Scientific Games Corp., 12.5%, 8/15/2010	92,000	103,040
Service Corp. International, 7.7%, 4/15/2009	265,000	267,650
Sinclair Broadcast Group, Inc., 8.0%, 3/15/2012	215,000	226,825
Six Flags, Inc.:
8.875%, 2/1/2010	50,000	50,000
9.75%, 4/15/2013	190,000	198,075
Sonic Automotive, Inc., 11.0%, 8/1/2008	225,000	239,063
Starwood Hotels Resorts:
7.375%, 5/1/2007	50,000	52,250
7.875%, 5/1/2012	150,000	156,938
Time Warner, Inc., 8.11%, 8/15/2006	2,860,000	3,184,456
Transwestern Publishing, Series F, 9.625%, 11/15/2007	220,000	231,275
Turning Stone Casino Entertainment, 9.125%, 12/15/2010	50,000	52,625
Unisys Corp., 6.875%, 3/15/2010	160,000	168,800
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	195,000	196,950
		28,264,604
Consumer Staples 0.0%
Agrilink Foods, Inc., 11.875%, 11/1/2008	280,000	303,100
Dole Foods Co., 8.875%, 3/15/2011	90,000	97,875
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	195,000	214,500
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	155,000	161,975
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	85,000	90,313
Swift & Co., 10.125%, 10/1/2009	100,000	102,500
		970,263
Energy 0.6%
ANR Pipeline Co., 8.875%, 3/15/2010	55,000	60,775
Avista Corp., 9.75%, 6/1/2008	715,000	793,650
Chesapeake Energy Corp.:
7.5%, 9/15/2013	70,000	74,375
8.125%, 4/1/2011	50,000	54,000
Citgo Petroleum Corp., 11.375%, 2/1/2011	390,000	434,850
Frontier Escrow Corp., 8.0%, 4/15/2013	65,000	67,275
Nevada Power Co., 10.875%, 10/15/2009	50,000	55,250
Newpark Resources, Inc., 8.625%, 12/15/2007	90,000	90,225
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	50,000	51,750
7.95%, 3/15/2023	210,000	217,350
Parker & Parsley, 8.25%, 8/15/2007	105,000	119,464
Parker Drilling Co., Series B, 10.125%, 11/15/2009	190,000	202,825
Pedernales Electric Cooperative, Series 02-A, 6.202%, 11/15/2032	7,330,000	7,512,957
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	185,000	200,991
7.5%, 4/15/2012	65,000	73,799
8.875%, 4/15/2005	185,000	204,186
Southern Natural Gas, 8.875%, 3/15/2010	90,000	99,450
Stone Energy Corp., 8.75%, 9/15/2007	150,000	155,063
Trico Marine Services, 8.875%, 5/15/2012	95,000	83,125
Westar Energy, Inc., 7.875%, 5/1/2007	320,000	352,000
Westport Resources Corp., 8.25%, 11/1/2011	385,000	419,650
XTO Energy, Inc., 6.25%, 4/15/2013	55,000	57,338
		11,380,348
Financials 3.1%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	145,000	118,900
Americredit Corp., 9.875%, 4/15/2006	105,000	93,975
Citigroup, Inc., 6.875%, 2/15/2098	8,970,000	10,340,724
Farmers Insurance Exchange, 8.625%, 5/1/2024	50,000	44,000
Ford Motor Credit Co., 7.5%, 3/15/2005	4,485,000	4,691,238
General Electric Capital Corp.:
5.45%, 1/15/2013	8,895,000	9,447,219
6.0%, 6/15/2012	630,000	695,186
General Motors Acceptance Corp.:
5.25%, 5/16/2005	8,225,000	8,440,906
6.875%, 9/15/2011	4,215,000	4,295,869
Global Exchange Services, 10.286%, 7/15/2008	110,000	104,500
Household Finance Corp., 6.5%, 1/24/2006	7,110,000	7,910,280
LaBranche & Co., Inc., 12.0%, 3/2/2007	345,000	377,775
PEI Holdings, Inc., 11.0%, 3/15/2010	100,000	106,000
PNC Funding Corp., 5.75%, 8/1/2006	6,220,000	6,771,988
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	90,000	104,175
TCI Communication Finance, 9.65%, 3/31/2027	50,000	55,633
Verizon Global Funding Corp., 7.25%, 12/1/2010	5,395,000	6,308,471
Wells Fargo & Co., 7.55%, 6/21/2010	2,425,000	2,945,997
Xerox Credit Corp., 7.0%, 6/9/2003	110,000	110,000
		62,962,836
Health Care 0.4%
AmerisourceBergen Corp., 7.25%, 11/15/2012	195,000	206,700
ASIF Global Finance, 4.9%, 1/17/2013	6,130,000	6,256,217
Health Care Service Corp., 7.75%, 6/15/2011	2,000,000	2,250,706
Sybron Dental Specialties, 8.125%, 6/15/2012	50,000	51,750
Tenet Healthcare Corp.:
6.375%, 12/1/2011	120,000	114,000
7.375%, 2/1/2013	200,000	197,500
		9,076,873
Industrials 1.8%
Allied Waste North America, Inc.:
7.875%, 4/15/2013	90,000	93,600
Series B, 8.5%, 12/1/2008	630,000	680,400
Series B, 10.0%, 8/1/2009	455,000	486,281
AutoNation, Inc., 9.0%, 8/1/2008	290,000	316,100
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	50,000	50,438
Collins & Aikman Products:
10.75%, 12/31/2011	65,000	66,625
11.5%, 4/15/2006	170,000	158,950
Corrections Corp. of America, 9.875%, 5/1/2009	140,000	152,600
CP Ships Ltd., 10.375%, 7/15/2012	100,000	108,250
Dana Corp.:
7.0%, 3/1/2029	170,000	143,650
9.0%, 8/15/2011	50,000	54,250
10.125%, 3/15/2010	210,000	235,200
Day International Group, Inc., 11.125%, 6/1/2005	140,000	141,400
Delta Air Lines, Inc., Series 02-1, 6.417%, 7/2/2012	9,685,000	10,119,605
Flowserve Corp., 12.25%, 8/15/2010	70,000	79,100
Golden State Petroleum Transportation, 8.04%, 2/1/2019	100,000	92,715
Hercules, Inc., 11.125%, 11/15/2007	350,000	395,500
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	60,000	64,800
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	305,000	332,450
JLG Industries, Inc., 8.25%, 5/1/2008	50,000	50,000
Kansas City Southern:
7.5%, 6/15/2009	75,000	77,625
9.5%, 10/1/2008	355,000	392,275
Meritage Corp., 9.75%, 6/1/2011	60,000	65,550
Metaldyne Corp., 11.0%, 6/15/2012	80,000	69,600
Millennium America, Inc.:
7.0%, 11/15/2006	525,000	532,875
7.625%, 11/15/2026	50,000	46,750
9.25%, 6/15/2008	305,000	335,500
Overseas Shipholding Group, 8.75%, 12/1/2013	55,000	56,566
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	4,230,000	21,150
Raytheon Co.:
6.3%, 3/15/2005	9,515,000	10,191,107
8.2%, 3/1/2006	1,215,000	1,394,974
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	9,884,672	10,770,679
United Rentals, Inc., Series B, 9.0%, 4/1/2009	70,000	66,500
Xerox Corp., 9.75%, 1/15/2009	185,000	209,975
		38,053,040
Materials 1.1%
Abitibi-Consolidated Finance, 7.875%, 8/1/2009	150,000	161,250
ARCO Chemical Co.:
9.8%, 2/1/2020	210,000	199,500
10.25%, 11/1/2010	75,000	77,250
Caraustar Industries, Inc., 9.875%, 4/1/2011	200,000	205,000
Cascades, Inc., 7.25%, 2/15/2013	265,000	279,575
Dex Media East LLC:
9.875%, 11/15/2009	150,000	171,750
12.125%, 11/15/2012	105,000	124,950
Dow Chemical Co., 7.0%, 8/15/2005	6,450,000	7,037,389
Equistar Chemical/ Funding Corp., 10.625%, 5/1/2011	50,000	52,875
Equistar Chemicals LP, 8.75%, 2/15/2009	1,000,000	990,000
Fibermark, Inc., 10.75%, 4/15/2011	100,000	101,000
Georgia-Pacific Corp.:
7.5%, 5/15/2006	195,000	194,513
7.7%, 6/15/2015	50,000	45,000
8.875%, 2/1/2010	150,000	161,625
8.875%, 5/15/2031	835,000	759,850
Louisiana Pacific Corp., 10.875%, 11/15/2008	85,000	95,200
Lyondell Chemical Co., 9.5%, 12/15/2008	50,000	51,000
Owens-Brockway Glass Container:
7.75%, 5/15/2011	70,000	72,625
8.25%, 5/15/2013	100,000	102,625
Owens-Illinois, Inc., 7.5%, 5/15/2010	60,000	58,500
Phelps Dodge Corp., 8.75%, 6/1/2011	90,000	101,592
Tembec Industries, Inc., 8.5%, 2/1/2011	190,000	197,600
Toll Corp.:
8.0%, 5/1/2009	80,000	84,200
8.25%, 2/1/2011	225,000	242,438
Weyerhaeuser Co., 7.375%, 3/15/2032	10,435,000	11,903,747
		23,471,054
Telecommunication Services 0.3%
Avaya, Inc., 11.125%, 4/1/2009	205,000	226,525
DirecTV Holdings, 8.375%, 3/15/2013	195,000	218,400
Nextel Communications, Inc., 9.5%, 2/1/2011	365,000	398,763
Qwest Corp., 5.625%, 11/15/2008	655,000	609,150
Shaw Communications, Inc., 8.25%, 4/11/2010	185,000	200,263
Sprint Capital Corp.:
6.125%, 11/15/2008	115,000	117,300
6.375%, 5/1/2009	50,000	51,000
8.375%, 3/15/2012	295,000	328,188
Telecomunicaciones de Puerto Rico, Inc., 6.65%, 5/15/2006	2,965,000	3,163,566
		5,313,155
Utilities 1.7%
Alabama Power Co., 7.125%, 8/15/2004	3,500,000	3,737,220
Appalachian Power Co., 4.8%, 6/15/2005	8,730,000	9,100,126
CMS Energy Corp., 7.5%, 1/15/2009	425,000	410,125
Consumers Energy Co., 6.0%, 3/15/2005	3,925,000	4,180,125
Pacificorp., 6.9%, 11/15/2011	2,105,000	2,439,068
Progress Energy, Inc., 6.75%, 3/1/2006	8,975,000	9,899,766
Southwest Gas Corp., 8.375%, 2/15/2011	80,000	92,946
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	190,000	192,850
Western Resources, Inc., 9.75%, 5/1/2007	235,000	259,381
Xcel Energy, Inc., 7.0%, 12/1/2010	3,685,000	4,053,490
		34,365,097
Total Corporate Bonds (Cost $205,352,729)		213,857,270

Asset Backed 5.8%
Automobile Receivables 2.4%
AmeriCredit Automobile Receivables Trust "A4", Series 2001-C, 5.01%, 7/14/2008	13,420,000	14,054,949
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	10,625,000	10,760,655
"B", Series 2002-2, 4.67%, 3/15/2010	11,004,571	10,905,326
"C", Series 2002-2, 5.55%, 3/15/2010	3,437,008	3,511,564
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	9,540,000	10,006,465
		49,238,959
Home Equity Loans 0.7%
Centex Home Equity "AF6", Series 2002-D, 4.66%, 12/25/2032	6,430,000	6,548,426
Chase Funding Mortgage Loan "IA5", Series 1999-2, 7.333%, 11/24/2011	5,743,614	6,306,775
		12,855,201
Manufactured Housing Receivables 0.0%
Green Tree Financial Corp. "B1", Series 1997-6, 7.17%, 1/15/2029	850,000	216,750
Miscellaneous 2.7%
Aircraft Certificate Owner Trust "E", Series 2003-1A, 6.951%, 9/20/2022	8,365,000	8,490,475
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	10,335,000	12,025,155
Federal Home Loan Mortgage Corp. "3A", Series T-41, 7.5%, 7/25/2032	4,164,231	4,575,470
PECO Energy Transition Trust "A1", Series 2001-A, 6.52%, 12/31/2010	13,650,000	15,707,437
PSE&G Transition Funding LLC:
"A5", Series 2001-1, 6.45%, 3/15/2013	9,850,000	11,339,841
"A8", Series 2001-1, 6.89%, 12/15/2017	3,225,000	3,813,484
		55,951,862
Total Asset Backed (Cost $113,116,344)		118,262,772

Foreign Bonds - US$ Denominated 1.7%
Autopista Del Maipo, 7.373%, 6/15/2022	6,805,000	7,453,993
Bluewater Finance Ltd., 10.25%, 2/15/2012	90,000	92,250
British Sky Broadcasting PLC:
6.875%, 2/23/2009	285,000	308,513
8.2%, 7/15/2009	420,000	478,800
Crown Euro Holdings SA, 10.875%, 3/1/2013	80,000	86,200
Esprit Telecom Group PLC, 11.50%, 12/15/2007*	2,370,000	237
Euramax International PLC, 11.25%, 10/1/2006	115,000	120,175
Fage Dairy Industry SA, 9.0%, 2/1/2007	150,000	145,688
Federative Republic of Brazil, 8.0%, 4/15/2014	141,612	124,796
France Telecom:
8.7%, 3/1/2006	2,425,000	2,754,012
9.25%, 3/1/2011	4,170,000	5,099,739
Grupo Elektra SA de CV, 12.0%, 4/1/2008	105,000	102,900
LeGrand SA, 8.5%, 2/15/2025	60,000	57,900
OAO Gazprom, 9.625%, 3/1/2013	195,000	207,675
Petroleos Mexicanos, 9.5%, 9/15/2027	4,510,000	5,366,900
PTC International Finance BV, Step-up Coupon, 10.75% to 7/1/2007	135,000	141,750
Republic of Bulgaria, 8.25%, 1/15/2015	50,000	56,250
Royal Caribbean Cruises Ltd.:
7.25%, 3/15/2018	105,000	90,825
8.75%, 2/2/2011	250,000	253,750
Stagecoach Holdings PLC, 8.625%, 11/15/2009	435,000	442,884
Stena AB:
8.75%, 6/15/2007	115,000	118,594
9.625%, 12/1/2012	105,000	115,500
Stone Container Corp., 11.5%, 8/15/2006	70,000	74,900
Telus Corp., 8.0%, 6/1/2011	415,000	468,950
Tembec Industries, Inc., 8.625%, 6/30/2009	150,000	156,000
TFM SA de CV:
10.25%, 6/15/2007	365,000	361,350
12.5%, 6/15/2012	165,000	173,250
Step-up Coupon, 11.75% to 6/15/2009	105,000	107,625
Tyco International Group SA:
5.8%, 8/1/2006	5,090,000	5,013,650
6.125%, 11/1/2008	3,115,000	3,060,488
6.125%, 1/15/2009	870,000	854,775
6.375%, 10/15/2011	50,000	49,250
Vicap SA, 11.375%, 5/15/2007	320,000	271,200
Vivendi Universal SA, 9.25%, 4/15/2010	325,000	364,813
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	60,000	47,850
Total Foreign Bonds - US$ Denominated (Cost $35,681,477)		34,623,432

US Government 6.2%
US Treasury Bond:
5.375%, 2/15/2031	135,000	147,308
6.0%, 2/15/2026	35,406,000	40,899,453
10.75%, 8/15/2005	3,500,000	4,216,545
US Treasury Note:
2.125%, 10/31/2004	65,050,000	65,840,227
5.0%, 8/15/2011	4,082,000	4,469,790
6.125%, 8/15/2007	9,930,000	11,358,599
Total US Government (Cost $125,212,819)		126,931,922

US Government Agency Pass - Thrus 5.4%
Federal National Mortgage Association:
4.5%, 6/1/2018	4,340,000	4,375,263
5.0%, 5/1/2018	4,130,000	4,255,189
5.5%, 3/1/2018	8,425,000	8,770,088
5.5%, 5/1/2018	4,970,000	5,167,249
5.5%, 5/1/2033	15,413,128	15,832,180
5.946%, 2/1/2012	14,247,657	15,866,102
6.0%, 11/1/2017	6,380,000	6,687,784
6.0%, 2/1/2033	2,062,763	2,149,546
6.0%, 5/1/2033	10,975,000	11,420,859
6.25%, 3/1/2011	8,040,000	8,953,172
6.5%, 4/1/2017	2,973,186	3,150,177
6.5%, 6/1/2017	784,129	830,808
6.5%, 11/1/2024	6,733,270	7,082,349
6.5%, 8/1/2032	5,270,146	5,506,407
7.0%, 6/1/2032	3,877,088	4,096,431
7.0%, 8/1/2032	3,619,469	3,824,237
8.0%, 9/1/2015	2,779,404	2,986,659
Total US Government Agency Pass - Thrus (Cost $108,709,052)		110,954,500
Collateralized Mortgage Obligations 7.5%
Fannie Mae Whole Loan:
"A2", Series 2002-W10, 4.7%, 8/25/2042	2,525,000	2,621,187
"A2", Series 2002-W9, 4.7%, 8/25/2042	2,525,000	2,618,627
"A5", Series 2002-W4, 7.5%, 5/25/2042	4,386,117	4,813,785
"2A", Series 2002-W6, 7.5%, 6/25/2042	11,523,418	12,647,009
Federal Home Loan Mortgage Corp.:
"A2B", Series T-56, 4.29%, 5/25/2033	7,440,000	7,607,345
"DB", Series 2483, 5.5%, 9/15/2012	9,110,000	9,503,920
"PE", Series 2512, 5.5%, 2/15/2022	585,000	611,671
"D", Series 2281, 6.0%, 3/15/2027	3,919,414	3,957,577
"GA", Series 2450, 6.25%, 10/15/2022	5,428,515	5,527,430
"A", Series 2413, 6.5%, 11/15/2029	837,902	852,675
"PE", Series 2208, 7.0%, 12/15/2028	1,433,341	1,461,824
Federal National Mortgage Association:
"PE", Series 2002-3, 5.5%, 8/25/2015	16,234,500	17,203,932
"PM", Series 2002-21, 5.5%, 11/25/2022	2,261,549	2,268,996
"LN", Series 2001-56, 5.75%, 7/25/2026	6,109,377	6,149,535
"QN", Series 2001-51, 6.0%, 10/25/2016	7,450,000	7,959,408
"PY", Series 2002-31, 6.0% with various maturities until 11/25/2021	27,550,000	28,743,467
"ZQ", Series G92-9, 7.0%, 12/25/2021	4,815,152	5,129,052
Freddie Mac, Series 2459, 5.5%, 6/15/2030	4,920,282	5,003,428
GSR Mortgage Loan Trust, Series 2002-6F, 5.75%, 7/25/2032	4,575,449	4,597,263
Residential Funding Mortgage Securities I, Series 2002-S6, 6.0%, 4/25/2017	8,584,676	8,817,849
Structured Asset Securities Corp., Series 2003-1, 6.0%, 2/25/2018	4,925,124	5,106,263
Washington Mutual, Series 2003-AR3, 3.927%, 4/25/2033	9,350,000	9,505,169
Wells Fargo Mortgage Backed Securities Trust, Series 2002-9, 6.25%, 6/25/2032	1,595,002	1,595,462
Total Collateralized Mortgage Obligations (Cost $150,921,593)		154,302,874
Municipal Investments 0.7%
Bergen County, Core City GO, Improvement Authority Governmental Loan Revenue:
4.75%, 3/15/2015	2,105,000	2,052,670
4.8%, 3/15/2016	2,315,000	2,243,536
Charlotte-Meckelberg, NC, 5.0%, 8/1/2015	3,880,000	3,927,918
Maryland, Airport Revenue, Transportation Authority Limited Obligation Revenue, 6.65%, 7/1/2032 (c)	4,875,000	5,518,208
New Jersey, Water & Sewer Revenue, District Water Supply, 5.19%, 7/1/2019 (c)	1,000,000	995,600
Total Municipal Investments (Cost $14,125,312)		14,737,932

	Shares	Value ($)

Cash Equivalents 5.0%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $102,244,461)	102,244,461	102,244,461
Total Investment Portfolio - 100.0% (Cost $1,996,142,882) (a)		2,053,917,882

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $2,028,629,186. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $25,288,696. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $155,690,435 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $130,401,739.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Bond is insured by MBIA (Municipal Bond Investors Assurance).
(d) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Cimlinc, Inc. "D"	December 1983	330,015	0	0%

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $1,996,142,882)	$ 2,053,917,882
Cash	20,000
Receivable for investments sold	46,497,632
Dividends receivable	949,059
Interest receivable	7,014,565
Receivable for Fund shares sold	637,863
Total assets	2,109,037,001
Liabilities
Payable for investments purchased	87,706,801
Payable for Fund shares redeemed	2,870,613
Accrued management fee	837,414
Other accrued expenses and payables	1,349,052
Total liabilities	92,763,880
Net assets, at value	$ 2,016,273,121
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(861,563)
Net unrealized appreciation (depreciation) on: Investments	57,775,000
Foreign currency related transactions	15
Accumulated net realized gain (loss)	(311,407,886)
Paid-in capital	2,270,767,555
Net assets, at value	$ 2,016,273,121

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,702,739,581 / 218,073,886 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.81
Maximum offering price per share (100 / 94.25 of $7.81)	$ 8.29
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($259,384,501 / 33,223,714 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.81
Class C
Net Asset Value redemption price (subject to contingent deferred sales charge) per share ($53,788,773 / 6,905,591 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.79
Maximum offering price per share (100 / 99 of $7.79)	$ 7.87
Class I Net Asset Value, offering and redemption price per share ($360,266 / 46,061 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Dividends	$ 6,750,728
Interest	20,123,938
Total Income	26,874,666
Expenses: Management fee	5,504,503
Administrative fee	3,023,079
Distribution service fees	3,499,695
Trustees' fees and expenses	32,269
Other	26,794
Total expenses	12,086,340
Net investment income (loss)	14,788,326
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(130,159,925)
Foreign currency related transactions	3,318
(130,156,607)
Net unrealized appreciation (depreciation) during the period on: Investments	182,301,510
Foreign currency related transactions	(3,198)
182,298,312
Net gain (loss) on investment transactions	52,141,705
Net increase (decrease) in net assets resulting from operations	$ 66,930,031

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income (loss)	$ 14,788,326	$ 48,174,597
Net realized gain (loss) on investment transactions	(130,156,607)	(37,702,785)
Net unrealized appreciation (depreciation) on investment transactions during the period	182,298,312	(307,379,899)
Net increase (decrease) in net assets resulting from operations	66,930,031	(296,908,087)
Distributions to shareholders from: Net investment income: Class A	(16,858,191)	(50,399,036)
Class B	(1,473,722)	(5,469,860)
Class C	(317,993)	(1,003,380)
Class I	(65,888)	(201,912)
Fund share transactions: Proceeds from shares sold	91,180,316	257,922,505
Reinvestment of distributions	17,386,761	53,109,578
Cost of shares redeemed	(275,925,504)	(694,381,333)
Net increase (decrease) in net assets from Fund share transactions	(167,358,427)	(383,349,250)
Increase (decrease) in net assets	(119,144,190)	(737,331,525)
Net assets at beginning of period	2,135,417,311	2,872,748,836
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $861,563 and $3,065,905, respectively)	$ 2,016,273,121	$ 2,135,417,311

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 7.62	$ 8.80	$ 11.34	$ 11.35	$ 10.54	$ 11.34
Income (loss) from investment operations: Net investment income (loss)	.06[c]	.17[c]	.24[c]	.26[c]	.30[c]	.29
Net realized and unrealized gain (loss) on investment transactions	.21	(1.15)	(1.69)	.47	1.50	.77
Total from investment operations	.27	(.98)	(1.45)	.73	1.80	1.06
Less distributions from: Net investment income	(.08)	(.20)	(.24)	(.28)	(.31)	(.31)
Net realized gains on investment transactions	-	-	(.85)	(.46)	(.68)	(1.55)
Total distributions	(.08)	(.20)	(1.09)	(.74)	(.99)	(1.86)
Net asset value, end of period	$ 7.81	$ 7.62	$ 8.80	$ 11.34	$ 11.35	$ 10.54
Total Return (%)[d]	3.51**	(11.32)	(13.50)	6.52	17.91	10.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,703	1,774	2,328	2,862	2,885	2,406
Ratio of expenses before expense reductions (%)	1.05*	1.00	1.01[e]	1.02	1.02	1.01
Ratio of expenses after expense reductions (%)	1.05*	1.00	.99[e]	1.01	1.02	1.01
Ratio of net investment income (loss) (%)	1.72*	2.01	2.48	2.29	2.71	2.75
Portfolio turnover rate (%)	111*	130	105	95	64	80
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.20% to 2.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .99% and .99%, respectively.
* Annualized ** Not annualized

Class B
Years Ended October 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 7.62	$ 8.79	$ 11.34	$ 11.34	$ 10.52	$ 11.33
Income (loss) from investment operations: Net investment income (loss)	.03[c]	.09[c]	.14[c]	.16[c]	.19[c]	.19
Net realized and unrealized gain (loss) on investment transactions	.20	(1.14)	(1.69)	.46	1.50	.75
Total from investment operations	.23	(1.05)	(1.55)	.62	1.69	.94
Less distributions from: Net investment income	(.04)	(.12)	(.15)	(.16)	(.19)	(.20)
Net realized gains on investment transactions	-	-	(.85)	(.46)	(.68)	(1.55)
Total distributions	(.04)	(.12)	(1.00)	(.62)	(.87)	(1.75)
Net asset value, end of period	$ 7.81	$ 7.62	$ 8.79	$ 11.34	$ 11.34	$ 10.52
Total Return (%)[d]	3.05**	(12.09)	(14.38)	5.58	16.76	9.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	259	298	464	556	744	877
Ratio of expenses before expense reductions (%)	1.95*	1.89	1.99[e]	1.91	2.03	2.01
Ratio of expenses after expense reductions (%)	1.95*	1.89	1.99[e]	1.90	2.03	2.01
Ratio of net investment income (loss) (%)	.82*	1.11	1.48	1.40	1.70	1.75
Portfolio turnover rate (%)	111*	130	105	95	64	80
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.31% to 1.11%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.95% and 1.95%, respectively.
* Annualized ** Not annualized

Class C
Years Ended October 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 7.60	$ 8.78	$ 11.31	$ 11.32	$ 10.54	$ 11.34
Income (loss) from investment operations: Net investment income (loss)	.03[c]	.10[c]	.15[c]	.16[c]	.20[c]	.20
Net realized and unrealized gain (loss) on investment transactions	.20	(1.15)	(1.67)	.47	1.48	.77
Total from investment operations	.23	(1.05)	(1.52)	.63	1.68	.97
Less distributions from: Net investment income	(.04)	(.13)	(.16)	(.18)	(.22)	(.22)
Net realized gains on investment transactions	-	-	(.85)	(.46)	(.68)	(1.55)
Total distributions	(.04)	(.13)	(1.01)	(.64)	(.90)	(1.77)
Net asset value, end of period	$ 7.79	$ 7.60	$ 8.78	$ 11.31	$ 11.32	$ 10.54
Total Return (%)[d]	3.10**	(12.13)	(14.18)	5.63	16.64	9.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	57	72	61	43	26
Ratio of expenses before expense reductions (%)	1.91*	1.80	1.89[e]	1.87	1.89	1.90
Ratio of expenses after expense reductions (%)	1.91*	1.80	1.87[e]	1.86	1.89	1.90
Ratio of net investment income (loss) (%)	.86*	1.21	1.59	1.44	1.84	1.86
Portfolio turnover rate (%)	111*	130	105	95	64	80
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.40% to 1.21%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.87% and 1.87%, respectively.
* Annualized ** Not annualized

Class I
Years Ended October 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 7.63	$ 8.82	$ 11.36	$ 11.38	$ 10.54	$ 11.33
Income (loss) from investment operations: Net investment income (loss)	.07[c]	.20[c]	.27[c]	.29[c]	.34[c]	.34
Net realized and unrealized gain (loss) on investment transactions	.21	(1.16)	(1.69)	.47	1.53	.77
Total from investment operations	.28	(.96)	(1.42)	.76	1.87	1.11
Less distributions from: Net investment income	(.09)	(.23)	(.27)	(.32)	(.35)	(.35)
Net realized gains on investment transactions	-	-	(.85)	(.46)	(.68)	(1.55)
Total distributions	(.09)	(.23)	(1.12)	(.78)	(1.03)	(1.90)
Net asset value, end of period	$ 7.82	$ 7.63	$ 8.82	$ 11.36	$ 11.38	$ 10.54
Total Return (%)	3.70**	(11.09)	(13.14)	6.80	18.65	10.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	6	9	11	10	12
Ratio of expenses before expense reductions (%)	.68*	.64	.66[d]	.63	.67	.64
Ratio of expenses after expense reductions (%)	.68*	.64	.65[d]	.62	.67	.64
Ratio of net investment income (loss) (%)	2.09*	2.37	2.82	2.68	3.06	3.12
Portfolio turnover rate (%)	111*	130	105	95	64	80
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.56% to 2.37%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .64% and .64%, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Total Return Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $136,255,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,718,000), October 31, 2009 ($115,044,000) and October 31, 2010 ($19,493,000), the respective expiration dates, which may be subject to certain limitations under section 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,099,375
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (136,255,000)
Net unrealized appreciation (depreciation) on investments	$ (169,523,279)

In addition, during the year ended October 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 57,074,188

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $810,517,676 and $913,075,803, respectively. Purchases and sales of US Treasury securities aggregated $296,865,073 and $346,255,296, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.375%, 0.300% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Effective January 1, 2003, the Fund's Trustees approved new Administrative Fee rates of 0.300%, 0.425%, 0.400% and 0.145% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 2,348,959	$ 395,333
Class B	572,597	93,784
Class C	98,614	6,186
Class I	2,909	40
	$ 3,023,079	$ 495,343

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.84%, 0.97%, 0.945% and 0.685% of average daily net assets for Class A, B, C and I shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 1,022,413	$ 167,438
Class C	202,488	34,030
	$ 1,224,901	$ 201,468

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 1,888,410	$ 172,760	0.22%
Class B	320,679	50,788	0.24%
Class C	65,705	10,647	0.24%
	$ 2,274,794	$ 234,195

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2003 aggregated $43,150 and $70, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares aggregated $329,415 and $1,134, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2003, SDI received $5.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003, totaled $577,131 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2003, pursuant to the Administrative Agreement, no custodian credits were earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,578,745	$ 64,821,846	21,394,436	$ 184,632,808
Class B	2,612,766	19,820,686	6,685,329	57,141,257
Class C	810,822	6,146,809	1,823,267	15,476,467
Class I	51,309	390,975	77,783	671,973
		$ 91,180,316		$ 257,922,505
Shares issued to shareholders in reinvestment of distributions
Class A	2,071,589	$ 15,644,670	5,573,639	$ 46,868,937
Class B	184,503	1,394,385	607,813	5,134,773
Class C	37,386	281,820	107,741	903,959
Class I	8,719	65,886	23,852	201,909
		$ 17,386,761		$ 53,109,578
Shares redeemed
Class A	(25,524,622)	$ (193,148,145)	(58,565,093)	$ (493,564,282)
Class B	(8,753,946)	(66,052,842)	(20,839,333)	(175,850,132)
Class C	(1,446,942)	(10,970,849)	(2,612,376)	(21,850,260)
Class I	(762,192)	(5,753,668)	(362,139)	(3,116,659)
		$ (275,925,504)		$ (694,381,333)
Net increase (decrease)
Class A	(14,874,288)	$ (112,681,629)	(31,597,018)	$ (262,062,537)
Class B	(5,956,677)	(44,837,771)	(13,546,191)	(113,574,102)
Class C	(598,734)	(4,542,220)	(681,368)	(5,469,834)
Class I	(702,164)	(5,296,807)	(260,504)	(2,242,777)
		$ (167,358,427)		$ (383,349,250)

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Total Return Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Total Return Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    ---------------------------------